Distribution Agreement Dated 9/17/91
                      Letter of Extension

1. The term of the Distribution Agreement dated September 17, 1991 by and between Codman and Shurtleff, Inc. and Valley Forge Scientific Corp. as set forth in Paragraph 16 of that Agreement is hereby extended until December 31, 1999.

2. Distributors shall make minimum dollar purchases of Established Products and New for the 1999 calendar year in the amount of five million dollars ($5,000,000) aggregate.

3. Capitalized terms not defined herein shall have the meaning ascribed to them in the Distribution Agreement.

4. All other terms of the Distribution Agreement shall remain in full force and effect.


                                   Johnson & Johnson Professional, Inc.

Dated: September 2, 1998           By: /s/ David M. Hable
                                       --------------------------
                                        David M. Hable, V.P. Sales
                                        & Marketing.

                                   Valley Forge Scientific Corp.

Dated: September 2, 1998           By: /s/ Jerry L. Malis
                                       --------------------------
                                        Jerry L. Malis, President